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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-K

(MARK ONE)
   [X]       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 6, 1998

   [ ]           DATE OF REPORT (Date of Earliest Event Reported)

                        COMMISSION FILE NUMBER: 0-10937

                           SUN COAST INDUSTRIES, INC.
             (Exact name as registrant as specified in its charter)


            DELAWARE                               59-1952968
   (State or other jurisdiction                 (I.R.S. Employer
 of incorporation or organization)            Identification Number)

   2700 SOUTH WESTMORELAND AVENUE                     75233
          DALLAS, TEXAS                             (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (214) 373-7864


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ITEM 2.   DISPOSITION OF ASSETS

        On February 6, 1998, the Registrant closed the disposition of the Specialty Resins and Compounds Division of Plastics Manufacturing Company, a wholly owned subsidiary of Sun Coast Industries, Inc.


        A press release issued by the Registrant on February 6, 1998 is filed as Exhibit 99.a hereto.

       The Registrant is filing herewith as Exhibit 99.b, an unaudited pro forma condensed consolidated balance sheet as of September 30, 1997 and unaudited pro forma condensed consolidated statements of income for the three months ended September 30, 1997 and for the year ended June 30, 1997, which reflects the disposition of the Specialty Resins and Compounds Division.




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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)  Exhibits. The following Exhibits are filed herewith:

           99.a     Press Release dated December 23, 1997.

           99.b Unaudited pro forma condensed consolidated balance sheet of Sun Coast Industries, Inc. as of September 30, 1997 and unaudited pro forma condensed consolidated statements of income of Sun Coast Industries, Inc. for the three months ended September 30, 1997 and for the year ended June 30, 1997.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.


                           Sun Coast Industries, Inc.
                           By /s/ Cynthia R. Morris
                           Chief Financial Officer


Date:     February 6, 1998



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                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER     DESCRIPTION
  -------    -----------
   99.a      Press Release dated December 23, 1997.

   99.b      Unaudited pro forma condensed consolidated balance sheet of Sun
             Coast Industries, Inc. as of September 30, 1997 and unaudited pro forma condensed consolidated statements of income for the three months ended September 30, 1997 and for the year ended June 30, 1997.



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